UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 24, 2005

Sears Holdings Corporation

(Exact name of registrant as specified in its charter)

Delaware		20-1920798

(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

3333 Beverly Road, Hoffman Estates, Illinois	60179

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 286-2500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13.e-4(c)

Item 2.01 Completion of Acquisition or Disposition of Assets
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
Item 7.01 Regulation FD Disclosure
Item 9.01 Financial Statement and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-3.1: RESTATED CERTIFICATE OF INCORPORATION
EX-3.2: RESTATED BYLAWS
EX-99.1: PRESS RELEASE
EX-99.2: PRESS RELEASE

2

Item 2.01 Completion of Acquisition or Disposition of Assets

     On March 24, 2005, pursuant to the Agreement and Plan of Merger (the “Merger Agreement”), dated as of November 16, 2004, by and among Sears Holdings Corporation (“Holdings”), Kmart Holding Corporation (“Kmart”), Sears, Roebuck and Co. (“Sears”), Kmart Acquisition Corp. (“Kmart Merger Sub”) and Sears Acquisition Corp. (“Sears Merger Sub”), Kmart Merger Sub (a wholly-owned subsidiary of Holdings) merged with and into Kmart (the “Kmart Merger”) and Sears Merger Sub (a wholly-owned subsidiary of Holdings) merged with and into Sears (the “Sears Merger” and, together with the Kmart Merger, the “Mergers”). As a result of the Mergers, each of Kmart and Sears is now a wholly-owned subsidiary of Holdings.

     Pursuant to the Kmart Merger, each share of common stock of Kmart (the “Kmart Common Stock”) was converted into one share of common stock of Holdings (the “Holdings Common Stock”). Pursuant to the Sears Merger, 45% of the outstanding common shares of Sears (the “Sears Common Stock”) were converted into $50.00 in cash per share of Sears Common Stock, and 55% of the shares of Sears Common Stock were converted into 0.50 of a share of Holdings Common Stock per share of Sears Common Stock.

     The issuance of the Holdings Common Stock pursuant to the Mergers was registered under the Securities Act of 1933, as amended, pursuant to Holdings’ registration statement on Form S-4 (File No. 333-120954) (the “Registration Statement”) filed with the Securities and Exchange Commission (the “SEC”) and declared effective on February 18, 2005 and the Registration Statement on Form S-4 (File
No. 333-123544) filed with the SEC pursuant to Rule 462(b) and declared effective on March 24, 2005.

     The definitive joint proxy statement-prospectus of Kmart and Sears, dated February 18, 2005 that forms a part of the Registration Statement (the “Joint Proxy Statement-Prospectus”) contains additional information about the Mergers, including information concerning the interests of directors, executive officers and affiliates of Kmart and Sears in the Mergers.

     Pursuant to Rule 12g-3(c) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Holdings Common Stock is deemed to be registered under Section 12(g) of the Exchange Act. The Holdings Common Stock has been approved for quotation on the Nasdaq National Market, and will trade under the symbol “SHLD”. The description of the Holdings Common Stock contained under the caption “Description of Holdings Capital Stock” in the Joint Proxy Statement-Prospectus is incorporated herein by reference.

     The Kmart Common Stock was registered pursuant to Section 12(g) of the Exchange Act and quoted on the Nasdaq National Market, and the Sears Common Stock was registered pursuant to Section 12(b) of the Exchange Act and listed on the New York Stock Exchange, Chicago Stock Exchange and Pacific Exchange. Kmart is delisting the Kmart Common Stock from the Nasdaq National Market and Sears is delisting the Sears Common Stock from the New York Stock Exchange, Chicago Stock Exchange and Pacific Exchange and each of Sears and Kmart have filed a Form 15 with the SEC to terminate the registration under the Exchange Act of the Kmart Common Stock and the Sears Common Stock, respectively.

     On March 24, 2005, Holdings issued a press release announcing the completion of the Mergers. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

     In connection with the Mergers, Holdings’ Certificate of Incorporation and Bylaws were restated in their entirety to read as the forms of restated certificate of incorporation and bylaws included in the Joint Proxy Statement-Prospectus as Annexes F and G, respectively, except that Holdings’ fiscal year has been changed to end on the Saturday closest to January 31 of each year as previously disclosed. The description of the restated certificate of incorporation and bylaws contained under the caption “Comparison of Stockholders Rights” in the Joint Proxy Statement-Prospectus is incorporated herein by reference. The restated certificate of incorporation and the restated bylaws of Holdings are attached hereto as Exhibits 3.1 and 3.2, respectively, and are incorporated herein by reference.

     The restated certificate of incorporation and the restated bylaws of Holdings are substantially identical to the certificate of incorporation and bylaws of Kmart in effect prior to the Mergers; however, certain bankruptcy-related provisions that existed in Kmart’s certificate of incorporation have been excluded from the restated certificate of incorporation of Holdings as more fully described in the Joint Proxy Statement-Prospectus under the caption “Exclusion of Bankruptcy-Related Charter Provisions”.

Item 7.01 Regulation FD Disclosure

     On March 24, 2005, Kmart and Sears issued a press release announcing that their stockholders had adopted the Merger Agreement. The press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference. In addition, at the Kmart special meeting held on March 24, 2005, Kmart stockholders approved the exclusion of certain bankruptcy-related charter provisions from the restated certificate of incorporation of Holdings (as described in Item 5.03 above) and certain grants of options and restricted shares to Aylwin Lewis, President and Chief Executive Officer of Kmart.

Item 9.01 Financial Statement and Exhibits

     (a) Financial Statements of Business Acquired.

     To be filed by amendment not later than 71 calendar days after the date this Current Report is required to be filed.

     (b) Pro Forma Financial Information.

     To be filed by amendment not later than 71 calendar days after the date this Current Report is required to be filed.

     (c) Exhibits

Exhibit No.	Description

Exhibit 2.1	Agreement and Plan of Merger dated as of November 16, 2004, by and among Sears Holdings Corporation, Kmart Holding Corporation, Sears, Roebuck and Co., Kmart Acquisition Corp. and Sears Acquisition Corp. (Incorporated by reference from Annex A of the Joint Proxy Statement-Prospectus included in Sears Holdings Corporation’s Registration Statement on Form S-4 (File No. 333-120954)).

Exhibit 3.1	Restated Certificate of Incorporation of Sears Holdings Corporation.

Exhibit 3.2	Restated Bylaws of Sears Holdings Corporation.

Exhibit 99.1	Press Release dated March 24, 2005.

Exhibit 99.2	Press Release dated March 24, 2005.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEARS HOLDINGS CORPORATION
Dated: March 24, 2005
	By:	/s/ William C. Crowley
	Name:	William C. Crowley
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 2.1	Agreement and Plan of Merger dated as of November 16, 2004, by and among Sears Holdings Corporation, Kmart Holding Corporation, Sears, Roebuck and Co., Kmart Acquisition Corp. and Sears Acquisition Corp. (Incorporated by reference from Annex A of the Joint Proxy Statement-Prospectus included in Sears Holdings Corporation’s Registration Statement on Form S-4 (File No. 333-120954)).

Exhibit 3.1	Restated Certificate of Incorporation of Sears Holdings Corporation.

Exhibit 3.2	Restated Bylaws of Sears Holdings Corporation.

Exhibit 99.1	Press Release dated March 24, 2005.

Exhibit 99.2	Press Release dated March 24, 2005.